                                                                    EXHIBIT 21.1

                  Subsidiaries of Allegiance Telecom, Inc.
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Allegiance Telecom of Arizona, Inc., a Delaware corporation
Allegiance Telecom of California, Inc., a Delaware corporation
Allegiance Telecom of Colorado, Inc., a Delaware corporation
Allegiance Telecom of The District of Columbia, Inc., a Delaware corporation Allegiance Telecom of Florida, Inc., a Delaware corporation
Allegiance Telecom of Georgia, Inc., a Delaware corporation
Allegiance Telecom of Illinois, Inc., a Delaware corporation
Allegiance Telecom of Indiana, Inc., a Delaware corporation
Allegiance Telecom of Maryland, Inc., a Delaware corporation
Allegiance Telecom of Massachusetts, Inc., a Delaware corporation
Allegiance Telecom of Michigan, Inc., a Delaware corporation
Allegiance Telecom of Minnesota, Inc., a Delaware corporation
Allegiance Telecom of Missouri, Inc., a Delaware corporation
Allegiance Telecom of Nevada, Inc., a Delaware corporation
Allegiance Telecom of New Jersey, Inc., a Delaware corporation
Allegiance Telecom of New York, Inc., a Delaware corporation
Allegiance Telecom of North Carolina, Inc., a Delaware corporation Allegiance Telecom of Ohio, Inc., a Delaware corporation
Allegiance Telecom of Oklahoma, Inc., a Delaware corporation
Allegiance Telecom of Oregon, Inc., a Delaware corporation
Allegiance Telecom of Pennsylvania, Inc., a Delaware corporation
Allegiance Telecom of Texas, Inc., a Delaware corporation
Allegiance Telecom of Virginia, Inc., a Virginia corporation
Allegiance Telecom of Washington, Inc., a Delaware corporation
Allegiance Telecom of Wisconsin, Inc., a Delaware corporation
Allegiance Telecom International, Inc., a Delaware corporation
Allegiance Telecom Service Corporation, a Delaware corporation
Adgrafix Corporation, a Delaware corporation
Allegiance Telecom Hosting, Inc., a Delaware corporation
ConnectNET, Inc., a Texas corporation
CTSnet, Inc., a Delaware corporation
InterAccess Co., an Illinois corporation
InterAccess Telecommunications Co., an Illinois corporation
Internet Allegiance, Inc., a Delaware corporation
Internet ALGX of California, Inc., d/b/a CONNECTnet, a Texas corporation Jump.Net, Inc., a Delaware corporation
Kivex, Inc., a Delaware corporation
Virtualis Systems, Inc., a California corporation





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